   As filed with the Securities and Exchange Commission on August 30, 1995

                                                 Registration No. ______________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          THE SHERWIN-WILLIAMS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Ohio                                       34-0526850
- ---------------------------------          ------------------------------------
(STATE OR OTHER JURISDICTION               (I.R.S. EMPLOYER IDENTIFICATION NO.)
OF INCORPORATION OR ORGANIZATION)

101 Prospect Avenue, N.W., Cleveland, Ohio                      44115
- ----------------------------------------------       --------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                          THE SHERWIN-WILLIAMS COMPANY
                    EMPLOYEE STOCK PURCHASE AND SAVINGS PLAN
                    ----------------------------------------
                            (FULL TITLE OF THE PLAN)

                                 L.E. STELLATO
                 Vice President, General Counsel and Secretary
                          THE SHERWIN-WILLIAMS COMPANY
                           101 Prospect Avenue, N.W.
                             Cleveland, Ohio 44115
                                 (216) 566-2000
                   (NAME AND ADDRESS, INCLUDING ZIP CODE, AND
          TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                        CALCULATION OF REGISTRATION FEE

    Title of Securities         Amount to be            Proposed Maximum         Proposed Maximum             Amount of
     to be Registered          Registered (1,2)        Offering Price per       Aggregate Offering        Registration  Fee
                                                            Share(3)                  Price(3)
       Common Stock
     Par Value $1.00              6,000,000                $34.9375                $209,625,000               $72,284.48

1 In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.


2 In addition, pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers an indeterminate number of additional shares as may be issuable as a result of the anti-dilution provisions of the employee benefit plan described herein.

3 In accordance with Rule 457 under the Securities Act of 1933, this figure is based on the average of the high and low prices of the Common Stock reported on the New York Stock Exchange on August 24, 1995 and is used solely for the purpose of determining the Registration Fee.

                       REGISTRATION OF ADDITIONAL SHARES

         Pursuant to Instruction E of Form S-8, this Registration Statement registers an additional 6,000,000 shares of the Registrant's Common Stock, par value $1.00, to be available for purchase under The Sherwin-Williams Company Employee Stock Purchase and Savings Plan ("Plan"). The Registrant previously registered shares of its Common Stock for purchase under the Plan on Post-Effective Amendment Number 5 to Registration Statement Number 2-80510, filed on Form S-8. The contents of such Registration Statement, including all exhibits thereto, are incorporated by reference in this Registration Statement.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

         See the Exhibit Index at page 6 of this Registration Statement.


                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CLEVELAND, AND STATE OF OHIO, ON THE 30TH DAY OF AUGUST, 1995

                                        THE SHERWIN-WILLIAMS COMPANY


                                        By:      /s/  L.E. Stellato
                                                 ------------------------------
                                                 L.E. Stellato, Secretary

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:

OFFICERS AND DIRECTORS OF THE SHERWIN-WILLIAMS COMPANY:

*J.G. BREEN                                    Chairman of the Board and Chief
 ----------                                    Executive Officer, Director
 J.G. BREEN                                    (Principal Executive Officer)

*T.A. COMMES                                      President and Chief Operating
- ------------------                                Officer, Director
 T.A. COMMES

*L.J. PITORAK                                     Senior Vice President-Finance,
- ------------------                                Treasurer and Chief Financial
 L.J. PITORAK                                     Officer (Principal Financial
                                                  Officer)

*J.L. AULT                                        Vice President-Corporate
- ------------------                                Controller (Principal
 J.L. AULT                                        Accounting Officer)

*L. CARTER                                         Director
- ------------------
 L. CARTER

*D.E. EVANS                                        Director
- ------------------
 D.E. EVANS

*R.W. MAHONEY                                      Director
- ------------------
 R.W. MAHONEY

*W.G. MITCHELL                                     Director
- ------------------
 W.G. MITCHELL

*A.M. MIXON, III                                   Director
- ------------------
 A.M. MIXON, III

*H.O. PETRAUSKAS                                   Director
- ------------------
 H.O. PETRAUSKAS

*R.K. SMUCKER                                      Director
- ------------------
 R.K. SMUCKER


         *The undersigned, by signing his name hereto, does sign and execute this Registration Statement on behalf of the designated Officers and Directors of The Sherwin-Williams Company pursuant to Powers of Attorney executed on behalf of each of such Officers and Directors which are filed as an Exhibit hereto.


By:      /s/ L.E. Stellato                           August 30, 1995
         ----------------------------------
         L.E. Stellato, Attorney-in-fact

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE SHERWIN-WILLIAMS COMPANY EMPLOYEE STOCK PURCHASE AND SAVINGS PLAN HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CLEVELAND, AND STATE OF OHIO, ON THE 30TH DAY OF AUGUST, 1995


                                        THE SHERWIN-WILLIAMS COMPANY EMPLOYEE
                                        STOCK PURCHASE AND SAVINGS PLAN BY THE
                                        SHERWIN-WILLIAMS COMPANY EMPLOYEE
                                        STOCK PURCHASE AND SAVINGS PLAN
                                        ADMINISTRATION COMMITTEE AS NAMED
                                        FIDUCIARY AND NOT IN ITS INDIVIDUAL
                                        CAPACITY



                                        By:     /s/ L.E. Stellato
                                                -------------------------------
                                                L.E. Stellato, Member of
                                                The Sherwin-Williams Company
                                                Employee Stock Purchase and
                                                Savings Plan Administration
                                                Committee

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.                                   EXHIBIT DESCRIPTION
- -----------                                   -------------------

     23                           Consent of Ernst & Young LLP, Independent
                                  Auditors (filed herewith).

     24                           Powers of Attorney (filed herewith).